Exhibit 99.1

Stitch Fix Announces First Quarter Fiscal Year 2020 Financial Results

SAN FRANCISCO, December 9, 2019 (GLOBE NEWSWIRE) -- Stitch Fix, Inc. (NASDAQ:SFIX), the leading online personal styling service, has released its financial results for the first quarter of fiscal year 2020 ended November 2, 2019, and posted a letter to its shareholders on its investor relations website.

First quarter highlights

•	Active clients of 3.4 million, an increase of 17% year over year

•	Net revenue of $444.8 million, an increase of 21% year over year

•	Net loss of $(0.2) million

•	Adjusted EBITDA of $5.1 million and adjusted EBITDA excluding stock-based compensation expense of $17.3 million

•	Diluted loss per share of $(0.00)
“We had another quarter of great momentum in Q1, delivering net revenue of $445 million, exceeding guidance and representing 21% year-over-year growth,” said Stitch Fix founder and CEO Katrina Lake. “We grew our active clients to 3.4 million, an increase of 17% year over year. Demonstrating the power of our data science, we continued to delight our clients, growing revenue per active client by 10% year over year, our sixth consecutive quarter of growth. We are excited by early results from our direct-buy initiatives, and believe these initiatives have the potential to expand our addressable market over time. We look forward to offering clients new ways to engage with our service.”
Lake added, “We also made some strategic leadership changes this quarter. Elizabeth Spaulding joins us as President starting in January, reporting to me. Elizabeth will help lead us into our next chapter of growth, including the expansion of our customer experience beyond our core Fix offering. I am excited to welcome Elizabeth to Stitch Fix.” Lake continued, “Our CFO, Paul Yee, has decided to leave the company to pursue other career opportunities. I want to thank Paul for his dedication to Stitch Fix and for his many contributions to our business. Mike Smith will step in to lead our finance team as we look for Paul’s replacement.”
Please visit the Stitch Fix investor relations website at https://investors.stitchfix.com to view the financial results included in the letter to shareholders. The Company intends to continue to make future announcements of material financial and other information through its investor relations website. The Company will also, from time to time, disclose this information through press releases, filings with the Securities and Exchange Commission, conference calls, or webcasts, as required by applicable law.

Conference Call and Webcast Information
Katrina Lake, Founder and Chief Executive Officer of Stitch Fix, Paul Yee, Chief Financial Officer of Stitch Fix, and Mike Smith, President and Chief Operating Officer of Stitch Fix, will host a conference call at 2:00 p.m. Pacific Time today to discuss the Company’s financial results and outlook. A live webcast will be accessible on Stitch Fix’s investor relations website at investors.stitchfix.com. Interested parties can also access the call by dialing (888) 394-8218 in the U.S. or (786) 789-4776 internationally, and entering conference code 6942258.

A telephonic replay will be available through Monday, December 16, 2019, at (888) 203-1112 or (719) 457-0820, passcode 6942258. An archive of the webcast conference call will be available shortly after the call ends at https://investors.stitchfix.com.

About Stitch Fix, Inc.
Stitch Fix is reinventing the shopping experience by delivering one-to-one personalization to our clients, through the combination of data science and human judgment. Stitch Fix was founded in 2011 by CEO Katrina Lake. Since our founding, we’ve helped millions of men, women, and kids discover and buy what they love through personalized shipments of apparel, shoes, and accessories, hand-selected by Stitch Fix stylists and delivered to our clients’ homes.

Forward-Looking Statements
This press release and related conference call and webcast contain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact could be deemed forward looking, including but not limited to statements regarding our future financial performance, including our guidance on financial results for the second quarter and full year of fiscal 2020; market trends, growth, and opportunity; profitability; competition; the timing and success of expansions to our offering and penetration of our target markets, such as the launch of our offering in the United Kingdom and the expansion of Shop New Colors and Shop Your Looks; the success of our direct-buy functionality; our ability to leverage our engineering and data science capabilities to drive efficiencies in our business and enhance our ability to personalize; our plans to continue to roll out new features to extend our personalization platform and drive an even stronger personalized eCommerce model; our ability to continue to increase success rates; our plans related to client acquisition, engagement, and retention, including any impact on our costs and margins and our ability to determine optimal marketing and advertising methods; and the appointment of a new President and search for a new CFO. These statements involve substantial risks and uncertainties, including risks and uncertainties related to our ability to generate sufficient net revenue to offset our costs; the growth of our market and consumer behavior; our ability to acquire, engage, and retain clients; our ability to provide offerings and services that achieve market acceptance; our data science and technology, stylists, operations, marketing initiatives, and other key strategic areas; risks related to international operations; and other risks described in the filings we make with the Securities and Exchange Commission (“SEC”). Further information on these and other factors that could cause our financial results, performance, and achievements to differ materially from any results, performance, or achievements anticipated, expressed, or implied by these forward-looking statements is included in filings we make with the SEC from time to time, including in the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended August 3, 2019. These documents are available on the SEC Filings section of the Investor Relations section of our website at: https://investors.stitchfix.com. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. The achievement or success of the matters covered by such forward-looking statements involves known and unknown risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. You should not rely upon forward-looking statements as predictions of future events. Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made.

Stitch Fix, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands, except share and per share amounts)

	November 2, 2019	August 3, 2019
Assets
Current assets:
Cash and cash equivalents	$151,779	$170,932
Short-term investments	145,504	143,276
Inventory, net	148,502	118,216
Prepaid expenses and other current assets	39,702	49,980
Total current assets	485,487	482,404
Long-term investments	90,532	53,372
Property and equipment, net	65,369	54,888
Operating lease right-of-use assets	128,717	—
Deferred tax assets	23,865	22,175
Other long-term assets	3,358	3,227
Total assets	$797,328	$616,066
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$112,161	$90,883
Operating lease liabilities	23,042	—
Accrued liabilities	86,249	69,734
Gift card liability	6,879	7,233
Deferred revenue	11,976	11,997
Other current liabilities	2,587	2,784
Total current liabilities	242,894	182,631
Operating lease liabilities, net of current portion	131,694	—
Deferred rent, net of current portion	—	24,439
Other long-term liabilities	14,126	12,996
Total liabilities	388,714	220,066
Stockholders’ equity:
Class A common stock, $0.00002 par value	1	1
Class B common stock, $0.00002 par value	1	1
Additional paid-in capital	290,720	279,511
Accumulated other comprehensive income	1,396	(187)
Retained earnings	116,496	116,674
Total stockholders’ equity	408,614	396,000
Total liabilities and stockholders’ equity	$797,328	$616,066

Stitch Fix, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Income
(Unaudited)
(In thousands, except share and per share amounts)

	For the Three Months Ended
	November 2, 2019	October 27, 2018
Revenue, net	$444,815	$366,236
Cost of goods sold	243,513	201,068
Gross profit	201,302	165,168
Selling, general, and administrative expenses	201,142	154,271
Operating income	160	10,897
Interest (income) expense	(1,653)	(1,399)
Other (income) expense, net	834	(120)
Income before income taxes	979	12,416
Provision for income taxes	1,157	1,738
Net income (loss)	$(178)	$10,678
Other comprehensive income (loss):
Change in unrealized gain (loss) on available-for-sale securities, net of tax	(172)	(82)
Foreign currency translation	1,755	26
Total other comprehensive income (loss), net of tax	1,583	(56)
Comprehensive income	$1,405	$10,622
Net income (loss) attributable to common stockholders:
Basic	$(178)	$10,664
Diluted	$(178)	$10,665
Earnings (loss) per share attributable to common stockholders:
Basic	$(0.00)	$0.11
Diluted	$(0.00)	$0.10
Weighted-average shares used to compute earnings (loss) per share attributable to common stockholders:
Basic	101,557,546	98,965,274
Diluted	101,557,546	104,539,452

Stitch Fix, Inc.
Condensed Consolidated Statements of Cash Flow
(Unaudited)
(In thousands)

	For the Three Months Ended
	November 2, 2019	October 27, 2018
Cash Flows from Operating Activities
Net income (loss)	$(178)	$10,678
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	(1,960)	(1,061)
Inventory reserves	1,801	1,563
Stock-based compensation expense	12,126	6,637
Depreciation, amortization, and accretion	4,652	3,175
Other	13	—
Change in operating assets and liabilities:
Inventory	(31,837)	(23,172)
Prepaid expenses and other assets	2,973	1,252
Operating lease right-of-use assets and liabilities	272	—
Accounts payable	21,721	26,008
Accrued liabilities	16,170	24,360
Deferred revenue	(25)	2,532
Gift card liability	(354)	(141)
Other liabilities	2,150	(865)
Net cash provided by operating activities	27,524	50,966
Cash Flows from Investing Activities
Purchases of property and equipment	(7,502)	(6,985)
Purchases of securities available-for-sale	(67,535)	(169,095)
Sales of securities available-for-sale	5,306	302
Maturities of securities available-for-sale	23,210	—
Net cash used in investing activities	(46,521)	(175,778)
Cash Flows from Financing Activities
Proceeds from the exercise of stock options, net	518	2,000
Payments for tax withholding related to vesting of restricted stock units	(2,212)	(1,363)
Net cash provided by (used in) financing activities	(1,694)	637
Net increase (decrease) in cash, cash equivalents, and restricted cash	(20,691)	(124,175)
Effect of exchange rate changes on cash	1,538	—
Cash, cash equivalents, and restricted cash at beginning of period	170,932	310,366
Cash, cash equivalents, and restricted cash at end of period	$151,779	$186,191
Components of Cash, Cash Equivalents, and Restricted Cash
Cash and cash equivalents	$151,779	$173,341
Restricted cash – current portion	—	250
Restricted cash – long-term portion	—	12,600
Total cash, cash equivalents, and restricted cash	$151,779	$186,191
Supplemental Disclosure
Cash paid for income taxes	$7	$42
Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Purchases of property and equipment included in accounts payable and accrued liabilities	$731	$224
Capitalized stock-based compensation	$773	$410
Vesting of early exercised options	$—	$90
Leasehold improvements paid by landlord	$7,406	$—

Non-GAAP Financial Measures
We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, management believes that certain non-GAAP financial measures provide users of our financial information with additional useful information in evaluating our performance. We believe that adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, and that this supplemental measure facilitates comparisons between companies. We believe free cash flow is an important metric because it represents a measure of how much cash from operations we have available for discretionary and non-discretionary items after the deduction of capital expenditures. We also provide adjusted EBITDA excluding the impact of stock-based compensation (“ex. SBC”), which management believes provides useful information to investors and others in understanding our operating performance and facilitates comparisons between companies. These non-GAAP financial measures may be different than similarly titled measures used by other companies.
Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with GAAP. There are several limitations related to the use of our non-GAAP financial measures as compared to the closest comparable GAAP measures. Some of these limitations include:

•
adjusted EBITDA ex. SBC excludes the non-cash expense of stock-based compensation, which has been, and will continue to be for the foreseeable future, an important part of how we attract and retain our employees and a significant recurring expense in our business;

•
adjusted EBITDA and adjusted EBITDA ex. SBC excludes the recurring, non-cash expenses of depreciation and amortization of property and equipment and, although these are non-cash expenses, the assets being depreciated and amortized may have to be replaced in the future;

•	adjusted EBITDA and adjusted EBITDA ex. SBC does not reflect our tax provision, which reduces cash available to us;

•	adjusted EBITDA and adjusted EBITDA ex. SBC excludes interest (income) expense and other (income) expense, net, as these items are not components of our core business; and

•	free cash flow does not represent the total residual cash flow available for discretionary purposes and does not reflect our future contractual commitments.
Adjusted EBITDA and Adjusted EBITDA ex. SBC
We define adjusted EBITDA as net income (loss) excluding interest (income) expense, provision for income taxes, other (income) expense, net, and depreciation and amortization. We define adjusted EBITDA ex. SBC as adjusted EBITDA excluding stock-based compensation expense. The following table presents a reconciliation of net income (loss), the most comparable GAAP financial measure, to adjusted EBITDA and adjusted EBITDA ex. SBC for each of the periods presented:

	For the Three Months Ended
(in thousands)	November 2, 2019	October 27, 2018
Adjusted EBITDA ex. SBC reconciliation:
Net income (loss)	$(178)	$10,678
Add (deduct):
Interest (income) expense	(1,653)	(1,399)
Provision for income taxes	1,157	1,738
Other (income) expense, net	834	(120)
Depreciation and amortization	4,966	3,394
Adjusted EBITDA	5,126	14,291
Add (deduct):
Stock-based compensation expense	12,126	6,637
Adjusted EBITDA ex. SBC	$17,252	$20,928

Free Cash Flow
We define free cash flow as cash flows provided by operating activities reduced by purchases of property and equipment that are included in cash flows used in investing activities. The following table presents a reconciliation of cash flows provided by operating activities, the most comparable GAAP financial measure, to free cash flow for each of the periods presented:

	For the Three Months Ended
(in thousands)	November 2, 2019	October 27, 2018
Free cash flow reconciliation:
Cash flows provided by operating activities	$27,524	$50,966
Deduct:
Purchases of property and equipment	(7,502)	(6,985)
Free cash flow	$20,022	$43,981
Cash flows used in investing activities	$(46,521)	$(175,778)
Cash flows provided by financing activities	$(1,694)	$637

IR Contact: David Pearce ir@stitchfix.com	PR Contact: Suzy Sammons media@stitchfix.com